UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007 (March 19, 2007)

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graham Packaging Holdings Company

Current Report on Form 8-K

Item 2.02 – Results of Operations and Financial Condition

The following information is being furnished based on the company’s preliminary unaudited results for the year ended December 31, 2006, which are derived from preliminary internal financial reports, and as a result is subject to completion of the company’s normal year-end closing procedures. All amounts provided below are subject to a tolerance of plus or minus $5.0 million.

As of December 31, 2006, the company’s balance sheet reflected cash and cash equivalents of approximately $13.3 million and total debt of approximately $2,546.9 million. Cash paid for property, plant and equipment, net of proceeds from sale of property, plant and equipment and excluding acquisitions, for the year ended December 31, 2006 was approximately $170.9 million. Net sales for the year ended December 31, 2006 were approximately $2,520.9 million. Cash interest, as defined in the Company’s Credit Agreement, for the year ended December 31, 2006 was approximately $203.9 million. Covenant compliance EBITDA (earnings before interest, taxes, depreciation and amortization) for the year ended December 31, 2006 was approximately $418.2 million, subject to the above-noted tolerance of plus or minus $5.0 million.

Covenant compliance EBITDA is defined as EBITDA (i.e., earnings before interest, taxes, depreciation and amortization) further adjusted to exclude non-recurring items, non-cash items and other adjustments required in calculating covenant compliance under the company’s Credit Agreements and Notes, as shown in the table below. Covenant compliance EBITDA is not intended to represent cash flow from operations as defined by generally accepted accounting principles and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. Because not all companies use identical calculations, these presentations of covenant compliance EBITDA may not be comparable to other similarly titled measures of other companies.

Reconciliation of loss before income taxes to EBITDA (Unaudited)

Year ended December 31, 2006
(In millions)
Loss before income taxes	$ (92.8)
Interest income	(0.6)
Interest expense	207.5
Depreciation and amortization	205.5
EBITDA	319.6

Reconciliation of EBITDA to covenant compliance EBITDA (Unaudited)

Year ended December 31, 2006
(In millions)
EBITDA	$319.6
Impairment charges	25.9
Other non-cash charges (a)	13.9
Fees related to monitoring agreements (b)	5.0
Non-recurring items (c)	53.8
Covenant compliance EBITDA	$418.2

(a)	Represents the net loss on disposal of fixed assets.
(b)	Represents annual fees paid to Blackstone Management Partners III L.L.C. and a limited partner of Holdings under monitoring agreements.

(c)	The company is required to adjust EBITDA, as defined above, for the following non-recurring items in the table below.

Year ended December 31, 2006
(In millions)
Reorganization and other costs (i)	$34.6
Project startup costs (ii)	19.2
$53.8

(i)

Represents non-recurring costs related to the integration of the blow-molded plastic container business acquired from Owens-Illinois, Inc. in 2004, aborted acquisitions, expenses related to the hurricanes in the United States in the second half of 2005, global reorganization costs and other costs.

(ii)	Represents non-recurring costs associated with project startups.

The company plans to announce its complete year-end 2006 results by the end of March 2007.

Item 7.01 - Regulation FD Disclosure

In accordance with General Instruction B.2. to Form 8-K, the following information provided in Item 2.02 and 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information set forth above under Item 2.02 is hereby incorporated by reference into this Item 7.01.

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this report that are not purely historical are forward-looking statements, including statements with respect to the company’s earnings and its estimated results of operations for the fiscal year ended December 31, 2006, within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning the company’s possible or assumed future results of operations. These statements often include words such as "approximate," "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of the company’s financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although the company believes that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect the company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see the company’s Annual Report on Form 10-K and other filings with the SEC. Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof. In addition, the financial information presented in this report is preliminary and unaudited and is subject to change based on the completion of the company’s on-going review of accounting matters and the completion of its fiscal year 2006 annual financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007

GRAHAM PACKAGING HOLDINGS COMPANY

BCP/GRAHAM HOLDINGS L.L.C., ITS GENERAL PARTNER
By:	/s/ Mark Burgess
Name:	Mark Burgess
Title:	Chief Financial Officer, Assistant Treasurer and Assistant Secretary

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